Subsequent event	12 Months Ended
Dec. 31, 2021
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Subsequent event
35.	Subsequent event
Incorporation of Beijing Yuchai Xingshunda New Energy Technology Co., Ltd.
On March 15, 2022, the Group announced that a 65-35 partnership company, Beijing Yuchai Xingshunda New Energy Technology Co., Ltd. was incorporated with registered capital of RMB 10.0 million (US$

1.6 million). This was further to the Company’s announcement made on October 20, 2021 that the Group had entered into a cooperation agreement with Beijing Xing Shun Da Bus Co., Ltd., to combine the resources of both partners to accelerate the development, manufacturing and sale of fuel cell powertrain systems as well as core fuel cell power system components for the Beijing, Tianjin and Hebei markets.